Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 1

TO

AMENDED AND RESTATED CREDIT AGREEMENT

AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, dated as of December 16, 2011 (this “Amendment”), to that certain Amended and Restated Credit Agreement, dated as of October 14, 2011 (as amended, modified, restated or supplemented from time to time in accordance with its terms, the “Credit Agreement”), among United Rentals, Inc. (“Holdings”), United Rentals (North America), Inc. (the “Company”), the subsidiaries of the Company party thereto as U.S. Subsidiary Borrowers (together with the Company, each a “U.S. Borrower” and collectively, the “U.S. Borrowers”), United Rentals of Canada, Inc. (the “Canadian Borrower”), United Rentals Financing Limited Partnership (the “Specified Loan Borrower”; and together with the U.S. Borrowers and the Canadian Borrower, each a “Borrower” and collectively, the “Borrowers”), the Guarantors party thereto, the financial institutions party thereto from time to time (the “Lenders”), Bank of America, N.A., as agent for the Lenders (in such capacity, together with any successor in such capacity, the “Agent”), and the other parties thereto.

WHEREAS, the Borrowers, Holdings, the other Guarantors, the Lenders, the Agent and certain other parties are party to the Credit Agreement; and

WHEREAS, the Borrowers have requested that the Required Lenders and the Agent agree to amend certain provisions of the Credit Agreement in connection with a certain merger transaction.

NOW, THEREFORE, subject to satisfaction of the conditions precedent set forth in Section 3 hereof, it is hereby agreed:

SECTION 1 CAPITALIZED TERMS.

1.1 Capitalized terms used herein and not defined herein shall have the respective meanings assigned to such terms in the Credit Agreement.

SECTION 2 AMENDMENTS TO THE CREDIT AGREEMENT. Effective as of the Effective Date (as defined below) the Credit Agreement is hereby amended as follows:

2.1 The introductory paragraph to the Credit Agreement is hereby amended by deleting the language “United Rentals (North America), Inc., a Delaware corporation, with offices at Five Greenwich Office Park, Greenwich, Connecticut 06831 (the “Company”)” contained therein and substituting therefor the following:

“(i) prior to the Permitted URNA Merger, United Rentals (North America), Inc., a Delaware corporation (“URNA”), and (ii) from and after the Permitted URNA Merger, New URNA, with offices at Five Greenwich Office Park, Greenwich, Connecticut 06831 (URNA prior to the Permitted URNA Merger and New URNA from and after the Permitted URNA Merger, the “Company”)”.

2.2 The defined term “Change of Control” in Section 1.1 of the Credit Agreement is hereby amended by deleting clause (d) thereof and substituting therefor the following clause (d):

“(d) the occurrence of a “Change of Control” as defined in any indenture, loan agreement or similar instrument under which Existing Public Debt, Merger Financing Debt or, from and after the Permitted URNA Merger, Existing RSC Public Debt was issued or as defined in any other indenture, loan agreement or similar instrument in each case evidencing or governing Debt in an outstanding principal amount in excess of $75,000,000 entered into or assumed by Holdings or the Company after the Agreement Date”.

2.3 The defined term “Continuing Directors” in Section 1.1 of the Credit Agreement is hereby amended by adding the following at the end of such defined term immediately prior to the period:

“; provided, that the three directors of RSC appointed to the board of directors of Holdings pursuant to the Merger Agreement will be deemed Continuing Directors on the Merger Closing Date”

2.4 The defined terms “Designated Obligations”, “Exposure Exchange Date” and “Exposure Exchange Percentage” in Section 1.1 of the Credit Agreement are each hereby amended by deleting each usage of the words “Revolving Loans” contained therein and substituting therefor the word “Loans”.

2.5 Clause (b) of the defined term “Eligible Rental Equipment” in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(b) that is not owned by such Obligor free and clear of all Liens and rights of any other Person (including the rights of a purchaser that has made progress payments and the rights of a surety that has issued a bond to assure performance by such Obligor with respect to that Equipment), except the Liens in favor of the Agent, on behalf of itself and the other Secured Parties (and other than Permitted Priority Liens, Permitted Liens permitted under paragraph (u) of the definition thereof and any bailee, warehouseman, landlord or similar non-consensual Liens having priority by operation of law to the extent the requirements for the exceptions in subclauses (ii) or (iii) of clause (c) below are satisfied with respect to the relevant Rental Equipment);”

2.6 Clause (h) of the defined term “Eligible Rental Equipment” in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(h) that is not subject to a first priority Lien in favor of the Agent on behalf of itself and the applicable Secured Parties, subject to no other Liens (other than Permitted Priority Liens, Permitted Liens permitted under paragraph (u) of the definition thereof and any bailee, warehouseman, landlord or similar non-consensual Liens having priority by operation of law to the extent the requirements for the exceptions in subclauses (ii) or (iii) of clause (c) above are satisfied with respect to the relevant Rental Equipment); provided that it shall not be necessary to identify the vehicle numbers with respect to Rental Equipment located in Canada in any PPSA filings as a prerequisite for such Rental Equipment to constitute “Eligible Rental Equipment” hereunder;”

2.7 The parenthetical in the defined term “Interest Rate” in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as “(subject to Section 2.11(a) in the case of Canadian Revolving Loans and Specified Loans)”.

2.8 The defined term “Revolving Credit Lender” in Section 1.1 of the Credit Agreement is hereby amended by deleting the words “Revolving Loan” contained therein and substituting therefor the word “Loan”.

2.9 The defined term “U.S. Lender” in Section 1.1 of the Credit Agreement is hereby amended by adding the words “or a Specified Loan” immediately after the words “Revolving Loan” contained therein.

2.10 The following defined terms are hereby added to Section 1.1 of the Credit Agreement in the correct alphabetical order:

“8¼% RSC Senior Notes” means the 8 1/4% Senior Notes due 2021 issued by RSC Opco and RSC III pursuant to the 8 1/4% RSC Senior Note Indenture.

“8¼% RSC Senior Note Indenture” means that certain Indenture dated as of January 19, 2011 among RSC Opco, RSC III, the guarantors named therein and Wells Fargo Bank, National Association, as Trustee, as amended, modified and supplemented from time to time prior to the First Amendment Effective Date.

“9½% RSC Senior Notes” means the 9 1/2% Senior Notes due 2014 issued by RSC Opco and RSC III pursuant to the 9 1/2% RSC Senior Note Indenture.

“9½% RSC Senior Note Indenture” means that certain Indenture dated as of November 27, 2006 among RSC Opco, RSC III, the guarantors named therein and Wells Fargo Bank, National Association, as Trustee, as amended, modified and supplemented from time to time prior to the First Amendment Effective Date.

“10¼% RSC Senior Notes” means the 10 1/4% Senior Notes due 2019 issued by RSC Opco and RSC III pursuant to the 10 1/4% RSC Senior Note Indenture.

“10¼% RSC Senior Note Indenture” means that certain Indenture dated as of November 17, 2009 among RSC Opco, RSC III, the guarantors named therein and Wells Fargo Bank, National Association, as Trustee, as amended, modified and supplemented from time to time prior to the First Amendment Effective Date.

“Existing RSC Public Debt” means the 8 1/4% RSC Senior Notes, the 9 1/2% RSC Senior Notes, the 10 1/4% RSC Senior Notes and any other public Debt of RSC or any of its Subsidiaries assumed by the Company in connection with the Permitted URNA Merger or which otherwise survives the Permitted URNA Merger.

“First Amendment” means the Amendment No. 1 to Amended and Restated Credit Agreement dated as of December 16, 2011 to this Agreement.

“First Amendment Effective Date” means the effective date of the First Amendment.

“Funding SPV” has the meaning specified in Section 14.22(a).

“Merger Agreement” means the Agreement and Plan of Merger dated as of December 15, 2011 between Holdings and RSC.

“Merger Closing Date” means the “Closing Date” as defined in the Merger Agreement.

“Merger Financing Debt” means any Debt (other than Debt under this Agreement or the Existing Securitization Facility) incurred by Holdings or any of its Subsidiaries to finance any of the transactions contemplated by the Merger Agreement or the Permitted URNA Merger and any Refinancing Debt which extends, refinances, refunds, replaces or renews any such Debt.

“Merger Funding Notes” has the meaning specified in Section 14.22(a).

“Merger Transaction” means (i) the merger of RSC with and into Holdings with Holdings as the surviving entity and (ii) the subsequent merger of URNA and RSC III with and into New URNA with New URNA as the surviving entity, in each case as contemplated by the Merger Agreement.

“New URNA” means a Delaware corporation to be newly formed and wholly owned by Holdings into which each of URNA and RSC III is to merge pursuant to the terms of the Merger Agreement.

“Permitted URNA Merger” means the merger of URNA with and into New URNA pursuant to the terms of the Merger Agreement, with New URNA as the surviving Person, so long as (i) such merger is substantially contemporaneous with the consummation of the merger described in clause (i) of the defined term “Merger Transaction” and consummated in accordance with the terms of the Merger Agreement and all Requirements of Law, (ii) contemporaneously with such merger New URNA shall expressly assume all Obligations of URNA under this Agreement and the other Loan Documents pursuant to an accession agreement in substantially the form attached as Exhibit A to the First Amendment, (iii) contemporaneously with such merger there shall have been made a filing of a proper financing statement naming the Agent, as secured party, and the Company (after giving effect to such merger), as debtor, with the secretary of state of the state of organization of the Company (after giving effect to such merger) in a form (including as to the description of collateral) substantially similar to the financing statement filed by the Agent against URNA with the secretary of state of the state of Delaware in connection with the closing of this Agreement and (iv) New URNA shall have delivered to the Agent on the Merger Closing Date such opinions of counsel, board of directors (or similar) resolutions and other documents and certificates of the type delivered by or on behalf of URNA pursuant to Sections 9.1(c), 9.1(g) and 9.2(c), with each of the foregoing to be in form and substance substantially similar to the opinions of counsel, resolutions and other documents and certificates previously delivered by or on behalf of URNA on October 14, 2011 pursuant to this Agreement (which opinions shall in any event opine that none of the Permitted URNA Merger, any other part of the Merger Transaction nor the assumption or incurrence of Debt in connection therewith violates or results in a breach of the terms of the documentation governing any of the Existing Public Debt, the Existing Securitization Facility or any material Debt assumed or incurred by New URNA in connection with the Permitted URNA Merger).

“RSC” means RSC Holdings Inc., a Delaware corporation.

“RSC III” means RSC Holdings III, LLC, a Delaware limited liability company.

“RSC Opco” means RSC Equipment Rental, Inc., an Arizona corporation.

“URNA” has the meaning specified in the introductory paragraph to this Agreement.’

2.11 Section 2.10(a)(iii) of the Credit Agreement is hereby amended by adding the language “(but subject to Section 2.11(a))” immediately after the words “Notwithstanding anything to the contrary contained herein” contained therein.

2.12 Section 2.11(a) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(a) On the Exposure Exchange Date, automatically (and without the taking of any action) (w) all then outstanding Canadian Revolving Loans shall be converted into Canadian Revolving Loans maintained in Dollars (in an amount equal to the Equivalent Amount thereof in Dollars on the Exposure Exchange Date), which Canadian Revolving Loans (i) shall continue to be owing by the Canadian Borrower, (ii) shall at all times thereafter be payable in Dollars and bear interest payable in Dollars based upon the Base Rate in effect from time to time (with each change in the Base Rate to be reflected in the interest rate applicable to such Canadian Revolving Loans as of the effective date of such change) and (iii) except as otherwise provided in this Section 2.11(a), shall at all times thereafter be treated as Canadian Prime Rate Loans owing by the Canadian Borrower (including, without limitation, as to the Applicable Margin therefor), (x) all principal, accrued and unpaid interest and other amounts owing with respect to the Canadian Revolving Loans and the Canadian Letters of Credit shall be payable in Dollars, at the Equivalent Amount of such principal, accrued and unpaid interest and other amounts, (y) all then outstanding Specified Loans shall be converted into Specified Loans maintained in Dollars (in an amount equal to the Equivalent Amount thereof in Dollars on the Exposure Exchange Date), which Specified Loans (i) shall continue to be owing by the Specified Loan Borrower, (ii) shall at all times thereafter be payable in Dollars and bear interest payable in Dollars based upon the Base Rate in effect from time to time (with each change in the Base Rate to be reflected in the interest rate applicable to such Specified Loans as of the effective date of such change) and (iii) except as otherwise provided in this Section 2.11(a), shall at all times thereafter be treated as Specified Loans owing by the Specified Loan Borrower (including, without limitation, as to the Applicable Margin therefor) and (z) all principal, accrued and unpaid interest and other amounts owing with respect to the Specified Loans shall be payable in Dollars, at the Equivalent Amount of such principal, accrued and unpaid interest and other amounts. The occurrence of any conversion of BA Equivalent Loans to Canadian Revolving Loans or Specified Loans, as applicable, maintained in Dollars as provided above in this Section 2.11(a) shall be deemed to constitute, for purposes of Section 5.4, a prepayment of such BA Equivalent Loans if the Exposure Exchange Date is a day other than the last day of the BA Equivalent Interest Period relating thereto.”

2.13 Section 4.2 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“4.2 Out-of-Formula Condition. The U.S. Borrowers and the Canadian Borrower shall immediately pay to the Agent, for the account of the Lenders and/or to cash collateralize Letters of Credit pursuant to Section 2.4(g), upon demand, (a) in the case of the U.S. Borrowers, the amount, if any, by which the amount of the Aggregate U.S. Revolver Outstandings exceeds at any time (I) the lesser of (i) the Maximum U.S. Revolver Amount and (ii) the U.S. Borrowing Base minus (II) the Aggregate Canadian Revolver Outstandings Funded On U.S. Borrowing Base, and (b) in the case of the Canadian Borrower, the amount, if any, by which the amount of the Aggregate Canadian Revolver Outstandings exceeds at any time the lesser of (i) the Maximum Canadian Revolver Amount and (ii) the sum of the Canadian Borrowing Base and the U.S. Availability (any such condition under clause (a) or (b) being an “Out-of-Formula Condition”), except that no such payment shall be required if the Out-of-Formula Condition is created solely as a result of an Agent Advance.”

2.14 Section 7.2 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“7.2 Validity and Priority of Security Interest. Upon execution and delivery thereof by the parties thereto, the Security Documents will be effective to create legal and valid Liens on all the applicable Collateral in favor of the Agent for the benefit of the Agent, the Letter of Credit Issuers, the Lenders and the other Secured Parties, except as may be limited by applicable foreign and domestic bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing and, upon the taking of such actions set forth in the Security Documents, such Liens (a) constitute perfected and continuing Liens on all of the applicable Collateral, (b) have priority over all other Liens on the Collateral, except for Permitted Priority Liens and Permitted Liens permitted under paragraph (u) of the definition thereof that are pari passu in priority with the Agent’s Liens, and (c) are enforceable against each Obligor granting such Liens.”

2.15 Section 7.27 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“7.27 Senior ABL Agreement; Credit Facility. From and after the Permitted URNA Merger, (i) this Agreement constitutes the “Senior ABL Agreement” and a “Credit Facility” under and as defined in each of the 8 1/4% RSC Senior Note Indenture, the 9 1/2% RSC Senior Note Indenture and the 10 1/4% RSC Senior Note Indenture and (ii) the Company hereby designates this Agreement as a “Credit Facility” under and as defined in such indentures.”

2.16 Section 8.10(b)(i) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(i) any Obligor or any Subsidiary of an Obligor may be merged or amalgamated with or into (w) any Obligor that is domiciled and is resident in the same country as such Obligor or Subsidiary, (x) any other Person that is domiciled and is resident in the same country as such Obligor or Subsidiary or (y) any other Person if the Person formed by or surviving such merger, consolidation or amalgamation is domiciled and is resident in the same country as such Obligor or Subsidiary; provided, that (1) if Holdings is involved in such merger, consolidation or amalgamation, the continuing or surviving Person shall be Holdings, (2) if the Company is involved in such merger, consolidation or amalgamation, the continuing or surviving Person shall be the Company or, pursuant to the Permitted URNA Merger, New URNA, (3) in the case of such a merger, consolidation or amalgamation involving an Obligor, the continuing or surviving Person shall be an Obligor and (except to the extent such continuing or surviving Person is Holdings) wholly-owned Subsidiary (and, to the extent such continuing or surviving Person was not an Obligor prior to such merger, consolidation or amalgamation, it shall expressly assume all obligations as an Obligor under the Loan Documents pursuant to documentation reasonably satisfactory to the Agent), and (4) in the case of such a merger, consolidation or amalgamation of any Obligor or Subsidiary with any Person which is not an Obligor or Subsidiary prior thereto, such merger, consolidation or amalgamation must satisfy all conditions to be a Permitted Acquisition (other than, in the case of a merger, consolidation or amalgamation involving a Subsidiary that is not an Obligor, the requirement in the definition of Permitted Acquisition that such acquisition be made by an Obligor);”

2.17 The lead-in to Section 8.13 of the Credit Agreement is hereby amended to add the following after the words “other than the following Debt incurred by any Borrower or any of its Subsidiaries”:

“or by Holdings (but in the case of Holdings, only to the extent any of the following exceptions or Schedule 8.13 specifically refers to Holdings by its name and not merely in its capacity as an Obligor)”.

2.18 Section 8.19 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“8.19 Restrictive Agreements. Neither Holdings nor any of its Subsidiaries shall enter into, incur or permit to exist any agreement or other arrangement that prohibits, restricts or imposes any condition upon the ability of any Subsidiary of the Company to (i) pay dividends or other Distributions with respect to any of its equity interests, (ii) make or repay loans or advances to the Company or any other Subsidiary or (iii) guarantee Debt of the Company or any other Subsidiary; provided that the foregoing shall not apply to (a) restrictions and conditions imposed by law or by any Loan Document, (b) customary restrictions and conditions contained in agreements relating to the sale of capital stock or the assets of a Subsidiary pending such sale, so long as such restrictions and conditions apply only to the Subsidiary or assets to be sold and such sale is permitted hereunder, (c) restrictions and conditions imposed on any Foreign Subsidiary that is not an Obligor by the terms of any Debt of such Foreign Subsidiary permitted to be incurred hereunder, (d) restrictions and conditions contained in any agreement or other instrument governing Debt or equity interests of a Person, the equity interests of which Person are acquired by the Company or any Subsidiary of the Company in a Permitted Acquisition or other investment permitted hereunder, as in existence at the time of such acquisition (but not created in connection with or in contemplation thereof), which restriction or condition is not at any time applicable to any Person, or the properties or assets of any Person, other than the Person, or the property or the assets of the Person, so acquired, (e) restrictions and conditions contained in joint venture agreements and other similar agreements entered into in the ordinary course of business, so long as such restrictions and conditions apply only to the interests in the respective joint venture, similar entity formed thereunder or any special purpose entity, the assets of which are comprised primarily of ownership interests in joint ventures and assets related thereto, (f) restrictions and conditions existing on the Closing Date contained in any agreement governing Existing Public Debt or listed on Schedule 8.13 (other than any capital leases, agreements relating to letters of credit or the intercompany note described on such schedule) and restrictions and conditions existing on the Merger Closing Date contained in any agreement governing Existing RSC Public Debt or Merger Financing Debt, (g) customary restrictions and conditions contained in any agreement governing Permitted Debt incurred after the First Amendment Effective Date if such restrictions and conditions contained in any such agreement taken as a whole are not materially less favorable to the Lenders than such restrictions and conditions contained in Existing Public Debt or agreements listed on Schedule 8.13 (other than any capital leases, agreements relating to letters of credit or the intercompany note described on such schedule) as in effect on the Closing Date (as determined in good faith by the Company), and (h) restrictions and conditions in any agreement that amends, extends, refinances, renews or replaces any agreement described in the foregoing clauses and which amendment, extension, refinancing, renewal or replacement is permitted hereunder, provided that such restrictions and conditions of any such agreement are not materially less favorable to the Lenders than those corresponding restrictions and conditions under or pursuant to the agreement amended, extended, refinanced, renewed or replaced.”

2.19 Section 8.25 of the Credit Agreement is hereby amended as follows:

(a) The language at the beginning of clause (a) thereof consisting of “In the event that any U.S. Obligor organizes, creates or acquires any Subsidiary after the Agreement Date, the

U.S. Obligors shall, within thirty (30) days (or such longer period to which the Agent may reasonably agree) after the organization, creation or acquisition of such Subsidiary,” is deleted and the following shall be substituted therefor:

“In the event that any U.S. Obligor organizes, creates or acquires any Subsidiary after the Agreement Date, the U.S. Obligors shall, within thirty (30) days or, with respect to any Subsidiary organized or acquired in connection with the Merger Transaction only, sixty (60) days (or, in each case such longer period to which the Agent may reasonably agree) after the organization, creation or acquisition of such Subsidiary,”.

(b) The language at the beginning of clause (b) thereof consisting of “In the event that any Canadian Obligor organizes, creates or acquires any Subsidiary after the Agreement Date, the Canadian Obligors shall, within thirty (30) days (or such longer period to which the Agent may reasonably agree) after the organization, creation or acquisition of such Subsidiary,” is deleted and the following shall be substituted therefor:

“In the event that any Canadian Obligor organizes, creates or acquires any Subsidiary after the Agreement Date or any U.S. Obligor organizes, creates or acquires any Canadian Subsidiary after the Agreement Date, the Obligors shall, within thirty (30) days or, with respect to any Canadian Subsidiary organized or acquired in connection with the Merger Transaction only, sixty (60) days (or, in each case such longer period to which the Agent may reasonably agree) after the organization, creation or acquisition of such Canadian Subsidiary,”.

2.20 Section 8.27(a) of the Credit Agreement is hereby amended by adding the following language immediately after the words “Thereafter, the Obligors shall cause (i) each Material Account to be subject to a Blocked Account Agreement at all times” in the second sentence thereof:

“(provided that the Obligors shall have 60 days from the Merger Closing Date to deliver to the Agent a Blocked Account Agreement duly executed by the applicable Obligor and the applicable depositary bank or securities intermediary with respect to each Material Account owned by RSC III or any of its Subsidiaries immediately prior to the transactions contemplated by the Merger Agreement)”.

2.21 Section 8.33(a) of the Credit Agreement is hereby amended by adding the language “, Existing RSC Public Debt, Merger Financing Debt or any Refinancing Debt which extends, refinances, refunds, replaces or renews any of the foregoing” immediately after the words “Existing Public Debt” contained therein.

2.22 Section 9.2(c) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(c) The Borrowers’ Agent shall have delivered to the Agent a calculation demonstrating in reasonable detail, on a pro forma basis after giving effect to such Borrowing, compliance by the Company and the other applicable Obligors with the indebtedness covenant contained in each of (i) the 8 3/8% Senior Subordinated Note

Indenture, the 9 1/4% Senior Note Indenture and the 10 7/8% Senior Note Indenture, (ii) from and after the Permitted URNA Merger (but including in any event for any Borrowing to be made in connection with the Merger Transaction), the 8 1/4% RSC Senior Note Indenture, the 9 1/2% RSC Senior Note Indenture and the 10 1/4% RSC Senior Note Indenture and any other indenture, loan agreement or similar instrument governing or evidencing any other Existing RSC Public Debt, (iii) any indenture, loan agreement or similar instrument governing or evidencing any Merger Financing Debt, (iv) any other indenture, loan agreement or similar instrument entered into or assumed after the Agreement Date and (v) without limitation of any of the foregoing, any indenture, loan agreement or similar instrument governing or evidencing any Refinancing Debt which extends, refinances, refunds, replaces or renews any Debt governed or evidenced by any of the foregoing.”

2.23 Section 14.22 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“14.22 Merger Transaction Considerations.

(a) Holdings may elect to utilize a directly or indirectly wholly owned Delaware special purpose vehicle (other than New URNA, although such vehicle may be a subsidiary of URNA) (“Funding SPV”) to issue secured and unsecured notes to finance a portion of the Merger Transaction (such notes, the “Merger Funding Notes”), the proceeds from which, together with additional amounts provided to Funding SPV by Holdings or its Subsidiaries to cover any required redemption fees or penalties for redemption of the Merger Funding Notes and accrued interest on the Merger Funding Notes, would be held in escrow until release on the Merger Closing Date (or such earlier date as required by the escrow terms) (the “Escrow Period”). Funding SPV will be formed for the sole purposes of issuing the Merger Funding Notes and to hold the proceeds from such issuances and the other aforesaid amounts in escrow, subject to terms and conditions to be agreed in connection with the Merger Funding Notes offerings. Funding SPV will have no other function and will engage in no other activities or hold any other assets, grant any Liens (except as provided below or in respect of the escrow accounts or amounts held in escrow during the Escrow Period, in each instance to secure only the repayment of the Merger Funding Notes and related redemption fees or penalties and any accrued interest) or incur any liabilities except liabilities under the Merger Funding Notes or the escrow terms. In connection with the foregoing escrow arrangements, it is acknowledged and agreed that Funding SPV shall be excluded during the Escrow Period from the covenants (other than, at the time of release of amounts from escrow at the Merger Closing Date, Section 8.13 hereunder, under which the issuance of the Merger Funding Notes shall have been permitted on a pro forma basis in order for the Company or any of its Subsidiaries to be permitted to incur any obligations under or in connection therewith and other than Section 8.18 hereunder under which the granting of any Liens to secure any Merger Funding Notes shall have been permitted) and representations and warranties provisions hereunder and from any requirements hereunder that Funding SPV guarantee the Obligations or grant Liens in its assets to secure the Obligations, in each instance, so long as Funding SPV is holding the proceeds and other aforesaid amounts in escrow, neither Funding SPV nor any of its Affiliates is violating the terms of this Section 14.22(a) and none of the statements in this section are or become untrue. If the Merger Funding Notes are permitted to be incurred under Section 8.13, the Liens securing the secured Merger Funding Notes are permitted under Section 8.18 and the other requirements of the preceding sentence are complied with, (x) each of the Company, each other domestic Obligor and their respective Domestic Subsidiaries will be permitted on or after the Merger Closing Date to provide guarantees to support Funding SPV’s obligations under the Merger Funding Notes and, in the case of the secured Merger Funding Notes, grant Liens to support its guarantee obligations (such Liens to be junior and subordinate to the Liens of the Agent and subject to the terms of an Intercreditor Agreement, in each case as described in paragraph (u) of the defined term “Permitted Liens”) to the extent the Company, each other domestic Obligor and their respective Domestic Subsidiaries provide similar guarantees or grants of Liens in support of the U.S. Obligations, and/or (y) the Company shall be entitled on or after the Merger Closing Date to assume the obligations of Funding SPV under the Merger Funding Notes. During the Escrow Period, no Obligor or any of its Subsidiaries will be permitted to transfer monies or other properties to Funding SPV or enter into any activities or transactions with Funding SPV, in each instance other than as expressly provided in this paragraph and other than provision of customary indemnity, expense reimbursement and similar obligations incidental to the issuance of the Merger Funding Notes. Following the Escrow Period, Funding SPV shall not be subject to any of the limitations described in this paragraph so long as the terms of this Agreement (other than this Section 14.22(a)) are complied with. For purposes of this Agreement, any Liens granted by Funding SPV during the Escrow Period in the above mentioned escrow accounts and amounts held in escrow to secure only the repayment of the Merger Funding Notes and related redemption fees or penalties and any accrued interest shall, during the Escrow Period, constitute a Permitted Lien (in addition to those Permitted Liens permitted under clauses (a) through (w) of the definition thereof).

(b) The merger of RSC with and into Holdings with Holdings as the surviving entity in accordance with the terms of the Merger Agreement and all Requirements of Law shall be deemed to be a “Permitted Acquisition” hereunder; provided that, as an additional condition to funding any borrowing hereunder to finance any portion of the Merger Transaction (in lieu of the certificate delivery requirement in clause (f) of the definition of Permitted Acquisition which would otherwise need to be satisfied), the Company shall deliver to the Agent a Borrowing Base Certificate showing sufficient availability for such borrowing.”

SECTION 3 CONDITIONS PRECEDENT.

This Amendment shall become effective on the date (such date, the “Effective Date”) that the following conditions precedent shall have been satisfied in full, as reasonably determined by the Agent:

(a) Counterparts of this Amendment duly executed by the Borrowers, the Guarantors, the Required Lenders and the Agent shall have been delivered to the Agent.

(b) There shall exist no Default or Event of Default after giving effect to this Amendment.

(c) The Agent shall have received the payment of the fees required to be paid to the Agent on the Effective Date pursuant to that certain Joint Fee Letter, dated December 15, 2011, among Bank of America, N.A, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Holdings and certain other Persons.

SECTION 4 MISCELLANEOUS.

4.1 The form of accession agreement referred to in the above defined term “Permitted URNA Merger” is added as Exhibit A to this Amendment.

4.2 Except as herein expressly amended, nothing herein shall be deemed to be a waiver of or amendment to any covenant, provision or agreement contained in the Credit Agreement or any other Loan Document, and each Borrower and Guarantor hereby agrees that all of the covenants, provisions and agreements contained in the Credit Agreement and the other Loan Documents are hereby ratified and confirmed in all respects and shall remain in full force and effect in accordance with their respective terms.

4.3 Each of the Guarantors hereby consents to the terms and conditions of this Amendment and reaffirms its guaranty of all of the applicable Obligations.

4.4 From and after the Effective Date, all references in the Credit Agreement to “this Agreement”, “hereof”, “herein”, and similar terms shall mean and refer to the Credit Agreement, as amended and modified by this Amendment, and all references in other documents to the Credit Agreement shall mean such agreement as amended and modified by this Amendment. This Amendment constitutes a Loan Document.

4.5 This Agreement may be executed by the parties hereto individually or in combination, in one or more counterparts, each of which shall be an original and all of which shall constitute one and the same agreement.

4.6 Delivery of an executed counterpart of a signature page by telecopier or electronic transmission in pdf format shall be effective as delivery of a manually executed counterpart.

4.7 THIS AMENDMENT SHALL, IN ACCORDANCE WITH SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO ANY CONFLICT OF LAWS PRINCIPLES THEREOF THAT WOULD CALL FOR THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION.

4.8 The parties hereto shall, at any time and from time to time following the execution of this Amendment, execute and deliver all such further instruments and take all such further action as may be reasonably necessary or appropriate in order to carry out the provisions of this Agreement.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties have entered into this Amendment on the date first above written.

HOLDINGS UNITED RENTALS, INC., as a Guarantor

By:	/s/ Irene Moshouris
Name: Irene Moshouris Title: Vice President and Treasurer

BORROWERS UNITED RENTALS (NORTH AMERICA), INC., and as a Guarantor

By:	/s/ Irene Moshouris
Name: Irene Moshouris Title: Vice President and Treasurer

UNITED RENTALS NORTHWEST, INC., and as a Guarantor

By:	/s/ Irene Moshouris
Name: Irene Moshouris Title: Vice President and Treasurer

UNITED RENTALS OF CANADA, INC., and as a Guarantor

By:	/s/ Irene Moshouris
Name: Irene Moshouris Title: Vice President and Treasurer

[Amendment No. 1 to Amended and Restated Credit Agreement]

UNITED RENTALS FINANCING LIMITED PARTNERSHIP, and as a Guarantor
By	its Managing Partner, UNITED RENTALS OF NOVA SCOTIA (No.1), ULC

	By:	/s/ Irene Moshouris
Name: Irene Moshouris Title: Vice President and Treasurer

GUARANTORS UNITED RENTALS HIGHWAY TECHNOLOGIES GULF, LLC

By:	/s/ Irene Moshouris
Name: Irene Moshouris Title: Vice President and Treasurer

UNITED RENTALS (DELAWARE), INC.

By:	/s/ Irene Moshouris
Name: Irene Moshouris Title: Vice President and Treasurer

UNITED RENTALS OF NOVA SCOTIA (NO. 1), ULC

By:	/s/ Irene Moshouris
Name: Irene Moshouris Title: Vice President and Treasurer

UNITED RENTALS OF NOVA SCOTIA (NO. 2), ULC

By:	/s/ Irene Moshouris
Name: Irene Moshouris Title: Vice President and Treasurer

[Amendment No. 1 to Amended and Restated Credit Agreement]

UR CANADIAN FINANCING PARTNERSHIP

By	its Managing Partner, UNITED RENTALS FINANCING LIMITED PARTNERSHIP

By:	/s/ Irene Moshouris
Name: Irene Moshouris Title: Vice President and Treasurer

[Amendment No. 1 to Amended and Restated Credit Agreement]

BANK OF AMERICA, N.A., as the Agent and a Lender

By:	/s/ Cynthia G. Stannard
Name: Cynthia G. Stannard Title: Sr. Vice President

[Amendment No. 1 to Amended and Restated Credit Agreement]

BANK OF AMERICA, N.A. (acting through its Canada branch), as the Agent (as applicable) and as a Lender

By:	/s/ Medina Sales de Andrade
Name: Medina Sales de Andrade Title: Vice President

[Amendment No. 1 to Amended and Restated Credit Agreement]

WELLS FARGO CAPITAL FINANCE, LLC, as a Lender

By:	/s/ David Klages
Name: David Klages Title: Vice President

[Amendment No. 1 to Amended and Restated Credit Agreement]

WELLS FARGO CAPITAL FINANCE CORPORATION CANADA, as a Lender

By:	/s/ Domenic Cosentino
Name: Domenic Cosentino Title: Vice President

[Amendment No. 1 to Amended and Restated Credit Agreement]

CITIBANK, N.A, as a Lender

By:	/s/ Matthew Paquin
Name: Matthew Paquin Title: Vice President and Director

[Amendment No. 1 to Amended and Restated Credit Agreement]

MORGAN STANLEY SENIOR FUNDING, INC., as a Lender

By:	/s/ Nicholas Romig
Name: Nicholas Romig Title: Vice President

[Amendment No. 1 to Amended and Restated Credit Agreement]

MORGAN STANLEY BANK, N.A., as a Lender

By:	/s/ Nicholas Romig
Name: Nicholas Romig Title: Vice President

[Amendment No. 1 to Amended and Restated Credit Agreement]

BARCLAYS BANK PLC, as a Lender

By:	/s/ Michael J. Mozer
Name: Michael J. Mozer
Title: Vice President

[Amendment No. 1 to Amended and Restated Credit Agreement]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender

By:	/s/ Shaheen Malik
Name: Shaheen Malik
Title: Vice President

By:	/s/ Kevin Buddhdew
Name: Kevin Buddhdew
Title: Associate

[Amendment No. 1 to Amended and Restated Credit Agreement]

CREDIT SUISSE AG, TORONTO BRANCH, as a Lender

By:	/s/ Alain Daoust
Name: Alain Daoust
Title: Director

By:	/s/ Paul White
Name: Paul White
Title: VP Canadian Operations Credit-Suisse Canada

[Amendment No. 1 to Amended and Restated Credit Agreement]

THE BANK OF NOVA SCOTIA, as a Lender

By:	/s/ David Mahmood
Name: David Mahmood
Title: Managing Director

[Amendment No. 1 to Amended and Restated Credit Agreement]

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Lender

By:	/s/ Matthias Guillet
Name: Matthias Guillet
Title: Director

By:	/s/ Corey Billups
Name: Corey Billups
Title: Managing Director

[Amendment No. 1 to Amended and Restated Credit Agreement]

HSBC BANK USA, N.A., as a Lender

By:	/s/ Christopher J. Mendelsohn
Name: Christopher J. Mendelsohn
Title: Senior Vice President

[Amendment No. 1 to Amended and Restated Credit Agreement]

HSBC BANK CANADA, as a Lender

By:	/s/ Jason Stegu
Name: Jason Stegu
Title: Senior Account Manager Commercial Banking

By:	/s/ Steve K. Reichenbach
Name: Steve K. Reichenbach
Title: AVP. Commercial Banking

[Amendment No. 1 to Amended and Restated Credit Agreement]

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Alex M. Council
Name: Alex M. Council
Title: Vice President

[Amendment No. 1 to Amended and Restated Credit Agreement]

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Felix Mednikov
Name: Felix Mednikov
Title: Attorney in Fact

By:	/s/ Dan Mascioli
Name: Dan Mascioli
Title: Attorney in Fact

[Amendment No. 1 to Amended and Restated Credit Agreement]

RBS CITIZENS BUSINESS CAPITAL, A DIVISION OF RBS ASSET FINANCE, INC., A SUBSIDIARY OF RBS CITIZENS, N.A., as a Lender

By:	/s/ James H. Herzog, Jr.
Name: James H. Herzog, Jr.
Title: Senior Vice President

[Amendment No. 1 to Amended and Restated Credit Agreement]

SUNTRUST BANK, as a Lender

By:	/s/ Lynn A. Trapanese
Name: Lynn A. Trapanese
Title: Vice President

[Amendment No. 1 to Amended and Restated Credit Agreement]

UNION BANK, N.A., as a Lender

By:	/s/ Brent Housteau
Name: Brent Housteau
Title: Vice President

[Amendment No. 1 to Amended and Restated Credit Agreement]

UNION BANK, CANADA BRANCH, as a Lender

By:	/s/ Phil Taylor
Name: Phil Taylor
Title: Senior Vice President

[Amendment No. 1 to Amended and Restated Credit Agreement]

REGIONS BANK, as a Lender

By:	/s/ George Louis McKinley
Name: George Louis McKinley
Title: Attorney in Fact

[Amendment No. 1 to Amended and Restated Credit Agreement]

TD BANK, N.A., as a Lender

By:	/s/ Jang Kim
Name: Jang Kim
Title: VP

[Amendment No. 1 to Amended and Restated Credit Agreement]

THE BANK OF NEW YORK MELLON, as a Lender

By:	/s/ Kenneth P. Sneider, Jr.
Name: Kenneth P. Sneider, Jr.
Title: Managing Director

[Amendment No. 1 to Amended and Restated Credit Agreement]

FLAGSTAR BANK, FSB, as a Lender

By:	/s/ Thomas Bukowski
Name: Thomas Bukowski
Title: Sr. Vice Pres.

[Amendment No. 1 to Amended and Restated Credit Agreement]

CIT BANK, as a Lender

By:	/s/ Benjamin Haslam
Name: Benjamin Haslam
Title: Authorized Signatory

[Amendment No. 1 to Amended and Restated Credit Agreement]

CAPITAL ONE LEVERAGE FINANCE CORP., as a Lender

By:	/s/ Ron Walker
Name: Ron Walker
Title: Senior Vice President

[Amendment No. 1 to Amended and Restated Credit Agreement]

CITY NATIONAL BANK, as a Lender

By:	/s/ Brent Phillips
Name: Brent Phillips
Title: Vice President

[Amendment No. 1 to Amended and Restated Credit Agreement]

FIFTH THIRD BANK, as a Lender

By:	/s/ Brooke Balcom
Name: Brooke Balcom
Title: Vice President

[Amendment No. 1 to Amended and Restated Credit Agreement]

ROCKLAND TRUST COMPANY, as a Lender

By:	/s/ Cynthia J. Tonucci
Name: Cynthia J. Tonucci
Title: Vice President

[Amendment No. 1 to Amended and Restated Credit Agreement]

SIEMENS FINANCIAL SERVICES, INC., as a Lender

By:	/s/ John Finore
Name: John Finore
Title: Vice President

By:	/s/ Anthony Casciano
Name: Anthony Casciano
Title: Senior Vice President

[Amendment No. 1 to Amended and Restated Credit Agreement]

CATHAY BANK, as a Lender

By:	/s/ Humberto Campos
Name: Humberto Campos
Title: Vice President

[Amendment No. 1 to Amended and Restated Credit Agreement]

EXHIBIT A

ACCESSION AGREEMENT

THIS ACCESSION AGREEMENT, dated as of             , 2012 (this “Agreement”), is entered into by             , a Delaware corporation (“New URNA”), in favor of Bank of America, N.A., as Agent (the “Agent”), and the Lenders under the Amended and Restated Credit Agreement, dated as of October 14, 2011 (as amended, modified, restated or supplemented from time to time, the “Credit Agreement”), among United Rentals, Inc., United Rentals (North America), Inc. (“URNA”), certain of URNA’s subsidiaries, as borrowers and guarantors, the financial institutions from time to time parties thereto, the Agent and certain other parties thereto. Capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Credit Agreement.

RECITALS

A. On the date hereof, URNA and RSC III were merged with and into New URNA with New URNA as the surviving entity as contemplated by the defined term “Permitted URNA Merger,” and by virtue of such merger and the terms of the Credit Agreement New URNA became the Company.

B. One of the requirements with respect to such merger under the defined term “Permitted URNA Merger” is that New URNA expressly assume all Obligations of URNA under the Credit Agreement and the other Loan Documents pursuant to this Agreement.

AGREEMENT

Accordingly, New URNA hereby agrees as follows:

1. New URNA hereby assumes all obligations, liabilities, duties and debts of URNA under or in connection with the Credit Agreement and the other Loan Documents (including, in any event, all Obligations of URNA) (including, without limitation, as a U.S. Borrower and a U.S. Guarantor) and unconditionally acknowledges, agrees and confirms that it is bound by, and hereby ratifies, confirms and consents to all covenants, agreements, consents, conditions, submissions, appointments, acknowledgments, representations, warranties and other terms and provisions attributable to URNA or the Company in the Credit Agreement and the other Loan Documents and all such terms and provisions shall continue in full force and effect against New URNA, and New URNA hereby agrees to perform all obligations required of it as a Borrower and a Guarantor under the Credit Agreement and the other Loan Documents as if it were originally New URNA thereunder.

2. Without limiting anything contained in Section 1 hereof, New URNA hereby agrees to pay or repay, as applicable, in full in accordance with the terms of the Credit Agreement or other applicable Loan Documents, all Obligations of URNA and the Company, including all such Obligations of URNA and the Company that existed prior to the effectiveness of the Permitted URNA Merger.

3. New URNA hereby makes to the Agent and the Lenders each representation, warranty and covenant of URNA or the Company contained in the Credit Agreement (other than any such representation and warranty which relates to a specified prior time) and all other Loan Documents and hereby represents and warrants to the Agent and the Lenders that (a) the representations and warranties contained in the Credit Agreement and all other Loan Documents are correct in all material respects (and any representation or warranty that is qualified as to materiality or Material Adverse Effect is correct in all respects) on and as of the date hereof after giving effect to this Agreement and the Permitted URNA Merger, other than any such representations and warranties which relate to a specified prior date and except to the extent the Agent and the Lenders have been notified in writing prior to the date hereof by URNA or New URNA that any representation or warranty is not correct in all material respects (or that any representation and warranty that is qualified as to materiality or Material Adverse Effect is not correct in all respects) and the Required Lenders have explicitly waived in writing compliance with such representation or warranty.

4. Subject to Sections 8.25 and 8.27(a) of the Credit Agreement, New URNA hereby agrees to take, or cause to be taken, any and all actions and execute and/or deliver, or cause to be executed and/or delivered, any and all documents requested by the Agent as may be reasonably necessary to evidence this Agreement and in order to grant, preserve, protect and perfect the Liens created or intended to be created by the Security Documents or the Credit Agreement and the validity and priority of any such Lien, in each case as required by and pursuant to Section 8.29 of the Credit Agreement, with respect to any assets of Persons acquired by Holdings pursuant to the Merger Agreement (to the extent surviving the Permitted URNA Merger). Without limitation of the foregoing, (i) New URNA agrees to take or cause to be taken such actions that are necessary to preserve and protect the perfection and priority of the Liens created by the Security Documents in the assets of URNA pursuant to Section 8.29 of the Credit Agreement and (ii) New URNA (A) shall promptly file or cause to be filed proper financing statements (or similar instruments in the case of foreign entities) in form appropriate for filing under the UCC or PPSA reasonably necessary in order to perfect and protect the first priority Liens created under the Security Documents covering the Collateral described therein of those Persons acquired by Holdings pursuant to the Merger Agreement (to the extent surviving the Permitted URNA Merger) and (B) shall promptly (and in any event within five Business Days after the Permitted URNA Merger) deliver, or cause to be delivered, to the Agent certificates representing the equity interests (to the extent certificated and required to be pledged under the Loan Documents) in all Subsidiaries acquired by Holdings pursuant to the Merger Documentation (to the extent surviving such merger) (including certificates representing the equity interests in the Company after giving effect to such merger), in each instance, accompanied by undated stock powers executed in blank.

5. New URNA hereby (i) confirms the grant of a security interest pursuant to the Security Documents to which URNA or the Company was or is party in all Collateral of URNA and the Company and (ii) grants to the Agent as collateral security for any and all Obligations a security interest in and continuing lien on all of its right, title and interest in, or to any and all “Collateral” (as such term is defined in the U.S. Security Agreement or any other Security Document to which URNA or the Company was or is a party ), in each case whether now owned or existing at any time or hereafter acquired or arising, regardless of where located.

6. New URNA hereby authorizes the Agent to make all filings to the extent provided for in Section 3(f) of the U.S. Security Agreement in such jurisdictions and with such filing offices as the Agent may determine are necessary or advisable under applicable law to perfect the security interest granted to the Agent, which filings may describe the Collateral as “all personal property” of New URNA or “all assets” of New URNA or words of similar effect.

7. New URNA hereby agrees from time to time, upon request of the Agent, to take such additional actions and to execute and deliver such additional documents and instruments as the Agent may reasonably request to effect the transactions contemplated by, and to carry out the intent of, this Agreement, in each case in accordance with and subject to the terms of Section 8.29 of the Credit Agreement.

8. This Agreement shall be binding upon New URNA and its successors and assigns permitted by the Credit Agreement. This Agreement may only be amended or modified by a writing signed by New URNA, the Agent and those requisite Lenders necessary to execute an amendment or modification to the Credit Agreement. Any notice or other communication herein required or permitted to be given shall be given pursuant to Section 14.8 of the Credit Agreement, and all for purposes thereof, the notice address of New URNA shall be the address as set forth for the Borrowers therein. This Agreement constitutes a Loan Document.

9. THIS AGREEMENT SHALL, IN ACCORDANCE WITH SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO ANY CONFLICT OF LAWS PRINCIPLES THEREOF THAT WOULD CALL FOR THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION. This Agreement may be executed in any number of counterparts, each of which shall constitute an original, but all of which when take together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by telecopy or electronic transmission (in pdf. format) shall be effective as delivery of a manually executed counterpart of this Agreement. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall not affect the validity, legality and enforceability of the remaining provisions hereof, and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed as of the day and year first above written.

NEW URNA:

[ ]

By:
Name:
Title:

Acknowledged:

BANK OF AMERICA, N.A.,
as Agent

By:
Name:
Title:

[Accession Agreement]